SECURITIES AND EXCHANGE COMMISSION



                      Washington, D.C. 20549



                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date Report (Date of earliest event reported)  September 16, 1996



                  BONNEVILLE PACIFIC CORPORATION
        (Exact name of registrant as specified in charter)



     Delaware                 0-14846                  87-0363215
     (State or other        (Commission               (IRA Employer
     jurisdiction of         File Number)            Identification No.)
     incorporation)



50 West 300 South, Suite 300, Salt Lake City, Utah               84101
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number including area code  (801) 363-2520


(Former name or former address, if changed since last report) Not applicable

Item 3.   Bankruptcy or Receivership.

     On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. A copy of the Monthly Financial Report for the period August 1, 1996 to August 31, 1996, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.


Item 5.   Other Events.

For information on litigation and matters previously reported, refer to the narrative on pages Form 2-G of the accompanying bankruptcy report.

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BONNEVILLE PACIFIC CORPORATION




                              By:  Roger G. Segal, Chapter 11 Trustee

DATED September 16, 1996

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BONNEVILLE PACIFIC CORPORATION




                              By:  R. Stephen Blackham, Assistant Controller

DATED September 16, 1996

                        INDEX TO EXHIBITS


Exhibit                                                  Page No.


28.1 Monthly Financial Report - Chapter 11, for the period August 1, 1996 to August 31, 1996, of the Registrant, dated September 16, 1996 as filed by the Registrant with the United States Bankruptcy Court for the District of Utah,
               Central Division on September 16, 1996. . . . . .5

                                                        MONTHLY FINANCIAL REPORT
                                                                      CHAPTER 11

DEBTOR:    BONNEVILLE PACIFIC CORPORATION

CASE NO.   91A-27701     For Period    August 1    to    August 31   , 1996
             Accounting Method Used:  x   Accrual Basis       Cash Basis


                                 COVER SHEET

                          THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH.
Mark One Box For Each    The debtor must attach each of the following reports
Required Report/Document /documents unless the U.S. Trustee has waived the requirement in writing. File original with Clerk of Court. File duplicate with U.S. Trustee.

Report/Document     Previously
Attached            Waived        REQUIRED REPORTS/DOCUMENTS

[ x ]               [ ]      Cash Receipts & Disbursements Statement (Form 2-B)
[ x ]               [ ]      Balance Sheet (Form 2-C)
[ x ]               [ ]      Profit and Loss Statement (Form 2-D)
[ x ]               [ ]      Supporting Schedules (Form 2-E)
[ x ]               [ ]      Quarterly Fee Summary (Form 2-F)
[ x ]               [ ]      Narrative (Form 2-G)
[ x ]               [ ]      Bank Statement(s) for Debtor in Possession
                              Account(s)


I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on:   September 16, 1996

                              Debtor(s):      BONNEVILLE PACIFIC CORPORATION

                              By:             R. Stephen Blackham
                              Position:       Assistant Controller

                       Statement of Chapter 11 Trustee


     Roger G. Segal, Chapter 11 Trustee of the bankruptcy case of Bonneville Pacific Corporation, having been so appointed on June 12, 1992, hereby states that he has reviewed the following Monthly Financial Report and any attachments thereto and that, based on his review and the representations of officers and employees of the debtor, Bonneville Pacific Corporation, he believes that the information contained in the Monthly Financial Report and attachments is true and correct. However, neither Roger G. Segal, Chapter 11 Trustee, nor Neilson, Elggren, Durkin & Company, as accountants for Roger G. Segal, Chapter 11
Trustee, has had an opportunity to independently verify that the information contained in the following Monthly Financial Report and the attachments thereto is true and correct.

     DATED this 16th day of September 1996.



                                   ---------------------------------------
                                   Roger G. Segal, Chapter 11 Trustee

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                           Bankruptcy No. 91A-27701
                                  Narrative
                     For the Month Ended August 31, 1996


- ----------------------------------------------------------------------------




Bonneville Pacific Corporation (the "Company" or "Bonneville") has continued to conduct its normal business activities during the month of August 1996 (the reporting period). These activities have included responding to the Operating Guidelines and Reporting Requirements for Chapter 11 debtors.

Significant actions related to the Company during the month of August and the first part of September 1996 (other than administrative matters, including professional fee applications) in accordance with various provisions of the Bankruptcy Code are as follows:

1. The Segal v. Portland General, et al. action pending in the United States District Court, Case No. 92-C-364-J (the "Litigation") has been discussed at length in the previous Monthly Financial Reports filed by the Trustee and in the Trustee's three (3) Annual Reports Concerning the Administration of the Estate. These Reports (which are on file with both the Bankruptcy Court and the Securities & Exchange Commission) must be reviewed for an understanding of the history and nature of the Litigation, including previous settlements reached by the Trustee. The $65,000,000.00 Deloitte settlement was approved by the Bankruptcy Court and the litigation by the Trustee against Deloitte was dismissed by theDistrict Court; however, two appeals to the United States District Court for the District of Utah were filed concerning the Bankruptcy Court's Order approving the Deloitte settlement. As a result of the appeals, Deloitte & Touche was required, pursuant to the terms of theSettlement Agreement, as approved by the Bankruptcy Court, to pay the $65,000,000.00 into an interest-bearing escrow account; Deloitte & Touche did, on June 21, 1996, pay the $65,000,000.00 into an escrow account created for the settlement. All parties to the appeals fully briefed the issues on appeal. The Trustee also filed a Motion to Consolidate the Appeals and at a hearing held on July 22, 1996 the Court, in the absence of an objection, granted the Motion to Consolidate. At a hearing held on July 26, 1996, on the merits of the appeal, all parties to the appeals presented a Stipulated Order which affirmed the Bankruptcy Court's order approving the settlement and resolved the appeals in the Trustee's favor; the District Court on July 26, 1996 entered its Order Affirming the Bankruptcy Court Order Approving the Deloitte & Touche Settlement. The $65,000,000.00, plus accrued interest, was paid from the escrow account to the Company on September 5, 1996 at which time $21,450,000.00 in attorney fees, previously approved by the United States Bankruptcy Court (order dated July 23, 1996), was paid to Beus, Gilbert & Morrill.

     On August 8, 1996, the Trustee entered into a comprehensive settlement agreement with defendants Fraser & Beatty and J. Michael Bradley. The settlement2 provided for payment to Bonneville Pacific Corporation of Ten Million ($10,000,000.00) U.S. Dollars during the month of September 1996 in exchange for a complete release of any and all claims which the Trustee or the estate has against Fraser & Beatty, J. Michael Bradley and related parties. The settlement was conditioned upon approval by the United States District Court and the United States Bankruptcy Court. The motion to the Bankruptcy Court for approval of the settlement was heard as scheduled on September 3, 1996, at which hearing the Bankruptcy Court approved the settlement. The United States District Court, based upon the Stipulated Motion for Final Judgment and Order of Dismissal of the Parties, on September 4, 1996, signed the Judgment and Order of Dismissal of Fraser & Beatty and J. Michael Bradley from the Litigation. The $10,000,000.00 settlement was paid to the Company on September 9, 1996.

     On August 12, 1996, the Trustee entered into a comprehensive settlement agreement with Piper Jaffray Inc. The settlement2 provided for payment to Bonneville Pacific Corporation of Seven Million ($7,000,000.00) dollars during the month of September 1996 in exchange for a complete release of any and all claims which the Trustee or the estate has against Piper Jaffray Inc. and related parties. The settlement also provides for payment by Piper Jaffray Inc. of another $1,500,000.00 to the Company on September 9, 1997 and an additional $1,500,000.00 to the Company on September 9, 1998. The settlement was conditioned upon approval by the United States District Court and the United States Bankruptcy Court. The motion to the Bankruptcy Court for approval of the settlement was heard by the Bankruptcy Court as scheduled on September 9, 1996, at which hearing the Bankruptcy Court approved the motion. The United States District Court, based upon the stipulated motion of the parties, on September 10, 1996, signed the Final Judgment and Order of Dismissal of Piper Jaffray from the Litigation. The Trustee expects that the initial $7,000,000.00 settlement payment will be paid to the Company sometime in September 1996.

On August 22, 1996 the Trustee entered into a comprehensive verbal settlement agreement with Portland General Corporation ("PGC"), its wholly owned subsidiary Portland General Holding Inc. ("PGHI") and certain past and present officers of PGC or PGHI (collectively such entities and persons are referred to as "Portland"). Pursuant to the settlement, which was documented by formal settlement agreement2 dated September 9, 1996, Portland will release any and all claims against Bonneville, its estate and related entities and individuals except that PGHI will retain ownership of 2,000,000 shares of common stock of Bonneville. PGHI will surrender ownership of approximately 7,842,000 shares of common stock of Bonneville and Portland will withdraw with prejudice its filed claim (in the amount of $230,369,276.00) against Bonneville and will dismiss its counterclaim against Bonneville and its estate now pending in the Litigation. In exchange Portland will receive a release from Bonneville and its estate of all claims and causes of action, including those asserted in the Litigation. The settlement, if approved, is intended to resolve any and all claims and/or rights and interest of the parties against one another and related entities and individuals except for such restricted rights as PGHI will have as the owner of 2,000,000 shares of common stock of Bonneville, and will result in Thirty Million Six Hundred Twenty Thousand Five Hundred Forty Dollars ($30,620,540.00) of liabilities now reflected on Bonneville's Balance Sheet being removed therefrom as well as a reduction of approximately Two Hundred Million Dollars ($200,000,00.00) from the amount of unbooked liabilities reflected in note 6 to the Balance Sheet. The settlement is conditioned upon approval by the United States District Court and the United States Bankruptcy Court. The Trustee has filed a Motion for Approval of the Settlement Agreement with the United States Bankruptcy Court and a hearing on the motion has been scheduled for October 7, 1996.

     All litigation settlement recoveries actually received by the Company on or after June 1, 1996 are subject to a contingency fee in favor of the law firm of Beus, Gilbert & Morrill, special litigation counsel for the Trustee. The "Legal Representation Agreement" between the Trustee and Beus, Gilbert & Morrill, which agreement sets forth the terms of the contingent fee arrangement, was approved by the Bankruptcy Court in 1992. Pursuant to the contingent fee agreement, Beus, Gilbert & Morrill would, after subtracting for litigation costs, be paid forty percent (40%) of any settlement or litigation recoveries received after trial commences, thirty-three percent (33%) of any settlement sums received after the litigation is filed but before trial commences, or, as the case may be, twenty percent (20%) of the settlement sum received if the settlement occurs before litigation is commenced ( in all instances less amounts paid to the Trustee's General Counsel, Cohne, Rappaport & Segal, P.C., for fees related to the Litigation). Any fees or costs to be paid to Beus, Gilbert & Morrill must first be allowed (approved) by the Bankruptcy Court upon application after notice and hearing. Beus, Gilbert & Morrill, on July 2, 1996, filed its Fourth Application for Allowance of Interim Fees seeking allowance of $34,583,542.92 of which $13,133,542.92 (based upon settlement recoveries received by the Company on or before May 31, 1996) would be payable immediately upon approval and the remaining $21,450,000.00 would be paid after approval when the estate receives the Deloitte & Touche settlement funds from the escrow. At a hearing held on July 23, 1996 the Bankruptcy Court approved Beus, Gilbert & Morrill's Fourth Application for Allowance of Interim Fees. The $13,133,542.92 was paid to Beus, Gilbert & Morrill on July 27, 1996 and the $21,450,000.00 was paid to Beus, Gilbert & Morrill on September 5, 1996 from the Deloitte & Touche settlement proceeds.

     The remaining defendants in the Litigation are Kidder Peabody and Westinghouse Electric Corporation. On March 31, 1996, the Trustee filed with the Court a revised damage calculation pursuant to which the bankruptcy estate continued to assert damage claims against the remaining defendants totaling several hundred million dollars. The remaining defendants adamantly disputed the Trustee's damage claims and the defendants filed motions to strike the revised damage calculation. At various pretrial hearings beginning on July 30, 1996 and continuing on various days therafter, the Court struck some of the Trustee's remaining causes of action against the remaining defendants and substantially reduced the amount of possible damages recoverable from that sought by the Trustee in his March 31, 1996 revised damage calculation. The Court indicated that the case against Kidder Peabody would proceed first and confirmed the October 1, 1996 trial date. The Trustee continues to believe that the remaining defendants, to the extent they do not settle, will have to defend the litigation on the merits.

     As with any litigation, the ultimate net return to the estate from the remaining defendants is uncertain. It is estimated that the Litigation, taking into account appeals, may take years to fully resolve.

2. On June 28, 1996 Deedee Corradini and Yan Ross made their last $50,000.00 settlement payment and on August 1, 1996 they caused to be transferred to the Trustee shares of Fiscorp stock representing the one-third interest to which the Trustee is entitled pursuant to the Court approved August 17, 1993 Settlement Agreement with the Trustee. The value of the shares is undetermined as Fiscorp is in the process of being liquidated.

3. On July 17, 1996 the Trustee entered into a comprehensive settlement agreement with National Union Fire Insurance Company of Pittsburgh, Pennsylvania ("National Union") and Mark E. Rinehart wherein the Company would waive all claims against National Union and Rinehart (and vice-versa) in exchange for a payment of $400,000.00 by National Union to the Company. The settlement agreement itself must be read in its entirety for all terms and conditions. The agreement was conditioned upon approval by the United States Bankruptcy Court. The hearing on the Trustee's motion to approve the settlement was heard as scheduled on August 20, 1996 at which hearing the Court approved the motion. The settlement payment of $400,000.00 was paid to the Company on September 6, 1996.

In addition to the above described litigation matters, the Company continues in its business operations. Significant actions and events during August 1996 related to business matters are as follows:

1. The Trustee and his counsel continue to monitor the Company's 50% general partnership interest in NCA #1 owned through the Company's wholly owned subsidiary, Bonneville Nevada Corporation. NCA #1 is a Nevada general partnership that owns an 85-megawatt cogeneration project located near Las Vegas, Nevada. As previously reported, Nevada Power Company ("NPC") curtailed its purchases of electrical power from NCA #1 during significant portions of 1994 and 1995. The curtailments have continued during 1996.

     As previously reported, NCA #1 together with NCA #2 (a related power project in which the Company does not have any ownership interest) filed a Demand for Arbitration and Statement of Claims with the Las Vegas office of the American Arbitration Association ("AAA") seeking redress of the NPC curtailments during 1994-1995. NPC filed a petition with the Eighth Judicial District Court for Clark County Nevada seeking to enjoin the arbitration. This petition was denied both upon initial consideration and upon a Motion or Reconsideration. The Arbitration proceeded and has now been concluded. NPC filed an appeal with the Nevada Supreme Court relative to its Motion to Enjoin Arbitration. In response, NCA #1 and NCA #2 filed its Answering Brief with the Supreme Court on August 9, 1996. Oral arguments on the appeal are expected to be heard in the Spring of 1997.

     Since January 1, 1996, curtailments of NCA #1 have continued but at a dramatically lower level than during the same period in 1995. No NPC curtailments occurred during the reporting period. There is no assurance that this trend will continue. It is NCA #1's position that the curtailments are in possible violation of applicable curtailment protocols and possible breach of NCA #1's Power Purchase Contract with NPC. The Trustee will continue to monitor this situation.

On June 7, 1995, NPC filed a petition with the Public Service Commission of Nevada ("PSCN") seeking to ratify its prior curtailment practices. NCA #1 filed an objection to this petition and the First Judicial District Court of the State of Nevada stayed further action on the petition pending resolution of collateral matters. No further action took place relative this matter during the reporting period.

Analysis of Claims and Possible Distributions.

Claims against the Bonneville Pacific bankruptcy estate total several hundred million dollars; this number will be reduced by approximately Two Hundred Million Dollars ($200,000,000.00) of unbooked liabilities if the respective Courts approve the Trustee's settlement with Portland (as discussed in this narrative). The exact amount of such claims (which include unfiled claims relating to the sale of the Company's stock and bonds for which a December 16, 1996 bar date has now been established) and the distribution priority for such claims are still being researched, investigated, litigated or negotiated by the Trustee and other parties in interest.

On  August  20,  1996  the  Trustee  filed  a  Motion  for  Establishment  of  a
Supplementary Claims Bar Date seeking to set December 16, 1996 as the supplementary claims bar date by which all creditors of Bonneville who had not previously been adequately notified to file claims must complete and file a proof of claim with the Clerk of the Bankruptcy Court. The Trustee believes that most of the new claims which may be filed would relate to possible claims against Bonneville arising out of the purchase or sale of its securities. The Motion also sought approval of a form of notice to be sent to potential creditors, approval of a form proof of claim, approval of a procedure to identify potential claimants and a procedure for notice by publication. A hearing on the Motion was scheduled before the Bankruptcy Court on September 10, 1996. No objections to the Motion were filed and at the hearing the Court granted the Motion and signed an order establishing the supplementary claims bar deadline. Consequently, the Trustee is proceeding with the action authorized by the order granting the Motion.

At this time it is not known whether interest will ever be paid on any allowed unsecured claim because (a) it is not at all clear that the estate will possess sufficient funds to pay interest on any particular class of claims, and (b) the law concerning payment of interest to any particular class of claims is not clear and therefore even if sufficient funds did exist, the issue of payment of interest to any particular class of claims would have to be either consensually resolved in a plan of reorganization or would have to be adjudicated by a court of competent jurisdiction.

No plan of reorganization negotiations which include the Trustee are now being conducted. However, in light of the settlements to date reached in the Litigation (and if the Portland Settlement is approved and implemented), the Company is now in the position to have all claims filed and to begin the process of formulating and proposing a plan of reorganization. Plan negotiations with creditors may not begin for several weeks and it will be several months, if not substantially more, before any creditor with an allowed claim can anticipate receiving any distribution from the estate.

For a discussion of some of the claims against the estate, see Section VIII of the Trustee's Third Annual Report for the period from July 1, 1994 through June 30, 1995. As indicated therein, claims of the bondholders may be subordinate in payment priority to the claims of banks and those creditors similarly situated. For additional discussion concerning claims against the estate also see the damage calculation filed by the Trustee with the District Court on March 31, 1996 in the Segal v. Portland General, et al. Litigation.

The Trustee has employed the law firm of Weil, Gotshall & Manges, L.L.P., with its principal office in New York City, as Special Plan Counsel. The purpose of the employment includes, but is not limited to, assisting the Trustee and the Trustee's General Counsel concerning a plan of reorganization and issues relating thereto, including, in some instances, dealing with claims against the estate and tax issues.

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                    For Period August 1 - August 31, 1996




                             CASH RECONCILIATION



1. Beginning Cash Balance:                                       $55,258,118.77

2. Cash Receipts: (See Page 2 of 2)                   330,417.50

3. Cash Disbursements: (See Page 2 of 2)           (1,092,955.09)

4. Net Cash Flow:                                                   (762,537.59)

5. Ending Cash Balance: (to Form 2-C)                            $54,495,581.18



                    CASH ACCOUNT SUMMARY - ENDING BALANCES


         ACCOUNT                         AMOUNT         FINANCIAL INSTITUTION

PAYROLL ACCOUNT                        $1,116.27       FIRST SECURITY BANK OF UT
PAYROLL TAX ACCOUNT                       365.87       KEY BANK OF UTAH
GENERAL CORP CASH                     377,780.56       KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT           769,850.68  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - CD ACCT         10,701,362.96  (A)  US BANK
CHPTR 11 TRUSTEE - JNT CD           5,208,408.50  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT         5,063,845.14  (A)  BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS            42,203.92  (A)  BANK ONE
UNITED STATES TREASURY BONDS       32,148,214.26  (A)  BANK ONE
PROCEEDS FROM ASSET SALES               3,936.57  (A)  KEY BANK OF UTAH
NCA 1 SALES TAX ESCROW                 25,952.00* (B)  ABN AMRO BANK OF N.Y.
KYOCERA MAINTENANCE RESERVE           152,544.45       KEY BANK OF UTAH


                                  $54,495,581.18

*  RESTRICTED CASH                    $25,952.00


(A) Accounts requiring signatures of both the US Trustee and Chapter 11 Trustee for disbursements.

(B) Funds on deposit in the NCA 1 Sales Tax Escrow account are pledged as collateral to the State of Nevada. Monthly, an amount of approximately
     $26,000 is released and transferred to the Chapter 11 Trustee Joint Account. It is expected that the final payment will be made in the current month and the account will be closed.













                                                                      FORM 2-B
                                                                   Page 1 of 2

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                    For Period August 1 - August 31, 1996




                            CASH RECEIPTS JOURNALS


     BANK ACCOUNT                                 TOTAL               PAGE REF

     PAYROLL ACCOUNT                             $21,187.16                A
     PAYROLL TAX ACCOUNT                           9,429.20                B
     GENERAL CORP CASH                           256,520.34                C
     CHPTR 11 TRUSTEE JOINT ACCT                  30,008.53                E
     CHPTR 11 TRUSTEE - CD ACCT                        0.00               N/A
     CHPTR 11 TRUSTEE - JNT CD                    65,928.33                F
     CHPTR 11 TRUSTEE JOINT ACCT                       0.00               N/A
     CHPTR 11 TRUSTEE JT SAVINGS                   4,374.14                G
     UNITED STATES TREASURY BONDS                      0.00               N/A
     PROCEEDS FROM ASSET SALES                        10.49                H
     NCA 1 SALES TAX ESCROW                          245.08                I
     KYOCERA MAINTENANCE RESERVE                  11,720.67                J

              LESS:  ACCOUNT TRANSFERS           399,423.94
                                                 (69,006.44)

              TOTAL CASH RECEIPTS               $330,417.50




                         CASH DISBURSEMENTS JOURNALS


                  BANK ACCOUNT                      TOTAL             PAGE REF

         PAYROLL ACCOUNT                             $21,218.74           A
         PAYROLL TAX ACCOUNT                           9,434.06           B
         GENERAL CORP CASH                         1,104,069.75           D
         CHPTR 11 TRUSTEE JOINT ACCT                      43.90           E
         CHPTR 11 TRUSTEE - CD ACCT                        0.00          N/A
         CHPTR 11 TRUSTEE - JNT CD                         0.00           F
         CHPTR 11 TRUSTEE JOINT ACCT                       0.00          N/A
         CHPTR 11 TRUSTEE JT SAVINGS                       0.00           G
         UNITED STATES TREASURY BONDS                      0.00          N/A
         PROCEEDS FROM ASSET SALES                         0.00           H
         NCA 1 SALES TAX ESCROW                       27,195.08           I
         KYOCERA MAINTENANCE RESERVE                       0.00           J

                                                   1,161,961.53
         LESS:  ACCOUNT TRANSFERS                    (69,006.44)

              TOTAL CASH DISBURSEMENTS            $1,092,955.09












                                                                      FORM 2-B
                                                                   Page 2 of 2

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                               Payroll Account
                    For Period August 1 - August 31, 1996





                            CASH RECEIPTS JOURNAL


  DATE            DOC #             PAYOR           AMOUNT      DESCRIPTION

8/13/96         CK# 5803         BPC - GENERAL      $10,392.66  PAYROLL TRANSFER
8/28/96         CK# 5825         BPC - GENERAL       10,794.50  PAYROLL TRANSFER

       TOTAL CASH RECEIPTS                          $21,187.16





                          CASH DISBURSEMENTS JOURNAL


 DATE             DOC #             PAYEE           AMOUNT     DESCRIPTION

8/15/96                         PAYROLL SUMMARY    $10,392.66
8/31/96                         PAYROLL SUMMARY     10,794.50
8/31/96         BNK STMT        1stSECURITY BANK/UT     31.58  SERVICE CHARGE

                TOTAL CASH DISBURSEMENTS           $21,218.74




































                                      A

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                             Payroll Tax Account
                    For Period August 1 - August 31, 1996




                            CASH RECEIPTS JOURNAL


  DATE            DOC #                PAYOR        AMOUNT           DESCRIPTION

8/13/96         CK# 5804           BPC - GENERAL   $4,597.25    PR TAX TRANSFER
8/28/96         CK# 5826           BPC - GENERAL    4,831.95    PR TAX TRANSFER

                TOTAL CASH RECEIPTS                $9,429.20




                          CASH DISBURSEMENTS JOURNAL


 DATE             DOC #               PAYEE         AMOUNT           DESCRIPTION

8/13/96         CK# 1202       KEY BANK OF UTAH   $3,816.02  FEDERAL TAX DEPOSIT
8/28/96         CK# 1203       KEY BANK OF UTAH    4,011.96  FEDERAL TAX DEPOSIT
8/28/96         CK# 1204       UTAH STATE TAXCOMM. 1,601.22  STATE INCOME TAX
8/31/96         BNK STMT       KEY BANK OF UTAH        4.86  SERVICE CHARGE

              TOTAL CASH DISBURSEMENTS            $9,434.06



































                                      B

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                              General Corp Cash
                    For Period August 1 - August 31, 1996





                            CASH RECEIPTS JOURNAL



 DATE      DOC #     PAYEE                   AMOUNT           DESCRIPTION

8/07/96    DS080796  US BANK             $131,956.99    INTEREST INCOME
8/07/96    DS080796  C. CAMOZZI               236.00    INSURANCE REIMBURSEMENT
8/07/96    DS080796  D. GARDINER              240.00    INSURANCE REIMBURSEMENT
8/07/96    DS080796  WORKERS COMP.UTAH         91.42    INSURANCE REIMBURSEMENT
8/19/96    DS081996  SAN DIEGO GAS/ELECT.   2,649.85    ENERGY REV-KYOCERA
8/30/96    DS083096  MASTER LEASE           2,533.98    DEPOSIT REFUND
8/30/96    DS083096  C. CAMOZZI               236.00    INSURANCE REIMBURSEMENT
8/30/96    DS083096  KYOCERA AMERICA      114,283.53    ENERGY REV-KYOCERA
8/30/96    DS083096  D. GARDINER              240.00    INSURANCE REIMBURSEMENT
8/30/96    DS083096  LEWIS & ROCA             947.85    EXPENSE REIMBURSEMENT
8/31/96    BNK STMT  KEY BANK OF UTAH       3,104.72    INTEREST INCOME

                TOTAL CASH RECEIPTS      $256,520.34










































                                      C

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                              General Corp Cash
                    For Period August 1 - August 31, 1996



                           CASH DISBURSEMENTS JOURNAL


 DATE            CHECK #       PAYEE                               AMOUNT           DESCRIPTION

8/1/96         1005788        VOID                                 VOID
8/1/96         1005789        VOID                                 VOID
8/1/96         1005790        CYMA HELP!                          270.00   OFFICE SUPPLIES & EXPENSE
8/1/96         1005791        50 WEST BROADWAY ASSOC INC       12,513.00   RENT-OFFICE SPACE & PARKING
8/1/96         1005792        AIRBORNE EXPRESS                      9.50   EXPRESS MAIL EXPENSE
8/1/96         1005793        AUTOMATED OFFICE SYSTEMS INC.       310.95   OFFICE SUPPLIES & EXPENSE
8/1/96         1005794        BENEFICIAL LIFE INSURANCE           682.32   INSURANCE-LIFE
8/1/96         1005795        BPC-KYOCERA MAINT RESERVE        11,195.00   TRANSFER-MAINT RESERVE
8/1/96         1005796        GEM INSURANCE CO                  3,328.00   INSURANCE-HEALTH
8/1/96         1005797        MOUNT OLYMPUS WATER                  23.14   OFFICE SUPPLIES & EXPENSE
8/1/96         1005798        CLARK MOWER                         430.78   TRAVEL REIMBURSEMENT
8/1/96         1005799        REDMAN VAN & STORAGE CO INC.         84.87   RENT-STORAGE
8/1/96         1005800        WESTERN TRAVEL INC.                 746.50   TRAVEL EXPENSE
8/7/96         1005801        COHNE RAPPAPORT & SEGAL PC      244,610.26   PROFESSIONAL FEES & COSTS
8/7/96         1005802        ROGER G. SEGAL (TRUSTEE)         74,868.10   TRUSTEE FEES & COSTS
8/13/96        1005803        BONNEVILLE PACIFIC/PAYROLL       10,392.66   TRANSFER-PAYROLL ACCT
8/13/96        1005804        BPC PAYROLL TAX ACCOUNT           4,597.25   TRANSFER-PAYROLL TAX ACCT
8/13/96        1005805        WELLS FARGO BANK                    783.30   401K CONTRIBUTIONS
8/13/96        1005806        CALIFORNIA FRANCHISE TAX BOARD   12,500.00   STATE INCOME TAX (EST.)
8/13/96        1005807        KEY BANK                        615,000.00   FEDERAL INCOME TAX (EST.)
8/13/96        1005808        UTAH STATE TAX COMMISSION        72,000.00   STATE INCOME TAX (EST.)
8/13/96        1005809        CALIFORNIA FRANCHISE TAX BOARD      800.00   STATE INCOME TAX (EST.)
8/16/96        1005810        APPLE SPICE JUNCTION                 26.24   LUNCHEON MEETING
8/16/96        1005811        A T & T                             956.40   TELEPHONE EXPENSE
8/16/96        1005812        AUTOMATED OFFICE SYSTEMS INC         39.80   OFFICE SUPPLIES & EXPENSE
8/16/96        1005813        BONNEVILLE PACIFIC SERVICE           69.30   O&M EXPENSE-KYOCERA
8/16/96        1005814        FIRST INTERSTATE BANK OF CA       1,275.94   401K TRUST FEES
8/16/96        1005815        GENERATOR POWER SYSTEMS INC      16,120.04   O&M EXPENSE-KYOCERA
8/16/96        1005816        MOUNT OLYMPUS WATER                  27.96   OFFICE SUPPLIES & EXPENSE
8/16/96        1005817        MOUNTAIN STATES OFF PRODCT           82.78   OFFICE SUPPLIES & EXPENSE
8/16/96        1005818        PITNEY BOWES INC                    160.78   OFFICE SUPPLIES & EXPENSE
8/16/96        1005819        THE PRUDENTIAL                      980.76   INSURANCE-DISABILITY
8/16/96        1005820        PROTEL                               62.61   OFFICE SUPPLIES & EXPENSE
8/16/96        1005821        REDMAN VAN & STORAGE CO INC         680.93   RENT-STORAGE
8/16/96        1005822        SAN DIEGO GAS & ELECTRIC            101.26   O&M EXPENSE-KYOCERA
8/16/96        1005823        UNUM LIFE INS. CO OF AMERICA      1,562.96   INSURANCE-DISABILITY
8/16/96        1005824        XEROX CORPORATION                   290.65   OFFICES SUPPLIES & EXPENSE
8/28/96        1005825        BONNEVILLE PACIFIC/PAYROLL       10,794.50   TRANSFER-PAYROLL ACCT
8/28/96        1005826        BPC PAYROLL TAX ACCOUNT           4,831.95   TRANSFER-PAYROLL TAX ACCT
8/28/96        1005827        WELLS FARGO BANK                    788.67   401K CONTRIBUTIONS
8/31/96        BNK STMT       KEY BANK                             70.59   SERVICE CHARGE

               TOTAL CASH DISBURSEMENTS                    $1,104,069.75











                                       D

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                        Chapter 11 Trustee Joint Account
                     For Period August 1 - August 31, 1996




                             CASH RECEIPTS JOURNAL


DATE         DOC #          PAYOR                AMOUNT          DESCRIPTION

8/19/96     GJ278          ABN AMRO             $27,195.08           TRANSFER
8/31/96     BNK STMT       KEY BANK OF UTAH       2,813.45    INTEREST INCOME

                TOTAL CASH RECEIPTS             $30,008.53




                           CASH DISBURSEMENTS JOURNAL


 DATE         DOC #         PAYEE                AMOUNT         DESCRIPTION

8/31/96     BANK STMT  KEY BANK OF UTAH          $43.90    BANK SERVICE CHARGE







































                                       E

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                    Chapter 11 Trustee - JOINT CD ACCOUNT
                    For Period August 1 - August 31, 1996




                             CASH RECEIPTS JOURNAL


  DATE     DOC #           PAYOR             AMOUNT           DESCRIPTION

8/31/96    BNK STMT       KEY BANK         $65,928.33    INTEREST INCOME

                          CASH DISBURSEMENTS JOURNAL


 DATE      DOC #           PAYEE             AMOUNT           DESCRIPTION

           NONE






































                                       F

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                         Chapter 11 Trustee JT Savings
                     For Period August 1 - August 31, 1996




                             CASH RECEIPTS JOURNAL


  DATE      DOC #          PAYOR             AMOUNT           DESCRIPTION

8/31/96    BNK STMT       BANK ONE          $4,374.14    INTEREST INCOME




                           CASH DISBURSEMENTS JOURNAL


 DATE       DOC #          PAYEE             AMOUNT          DESCRIPTION

           NONE






































                                       G

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                           Proceeds From Asset Sales
                     For Period August 1 - August 31, 1996





                             CASH RECEIPTS JOURNAL


  DATE      DOC #              PAYOR              AMOUNT           DESCRIPTION

8/31/96    BNK STMT      KEY BANK OF UTAH         $10.49       INTEREST INCOME




                           CASH DISBURSEMENTS JOURNAL


 DATE       DOC #               PAYEE             AMOUNT           DESCRIPTION

           NONE
































                                       H

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                             NCA 1 Sales Tax Escrow
                     For Period August 1 - August 31, 1996





                             CASH RECEIPTS JOURNAL


  DATE     DOC #            PAYOR             AMOUNT           DESCRIPTION

8/31/96  BNK STMT      KEY BANK OF UTAH       $245.08         INTEREST INCOME




                           CASH DISBURSEMENTS JOURNAL


  DATE     DOC #            PAYEE             AMOUNT               DESCRIPTION

8/19/96   GJ278           ABN AMRO           $27,195.08              TRANSFER





































                                      I

                     DEBTOR: BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                          Kyocera Maintenance Reserve
                     For Period August 1 - August 31, 1996




                             CASH RECEIPTS JOURNAL


  DATE    DOC #          PAYOR                   AMOUNT           DESCRIPTION

8/01/96   CK# 5795      BONNEVILLE PACIFIC CORP  $11,195.00        TRANSFER
8/31/96  BNK STMT       KEY BANK OF UTAH             525.67     INTEREST INCOME

                TOTAL CASH RECEIPTS              $11,720.67




                           CASH DISBURSEMENTS JOURNAL


  DATE    DOC #        PAYEE          AMOUNT           DESCRIPTION

         NONE

































                                       J

                    DEBTOR: BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                                 Balance Sheet
                             As of August 31, 1996


ASSETS
Current Assets:
  Cash                                        $ 54,495,581
  Accounts receivable - trade                       91,740
  Accounts receivable - settlements (Note 7)    67,102,325
  Accounts receivable - affiliates                 297,938
  Prepaid Insurance                                 68,782
  Accrued interest receivable                      682,852
  Total current assets                                          $122,739,218
Fixed Assets:
  Land                                             198,424
  Equipment, furniture and fixtures              3,745,635
  Total fixed assets                             3,944,059
  Less: Accumulated depreciation                -2,937,990
  Net fixed assets                                                 1,006,069
Other Assets:
  Investment in and advances to subsidiaries
   and partnership                              29,475,406
  Other assets                                      63,649
    Total other assets                                            29,539,055
TOTAL ASSETS                                                    $153,284,342

LIABILITIES
Post-petition liabilities:
  Accounts payable - trade                    $     77,673
  Accounts payable - professional fees
    and costs (Note 7)                          24,093,973
  Accrued income taxes payable                   1,032,360
  Taxes payable                                     84,246
  Accrued interest                                  57,233
  Total post-petition liabilities                               $ 25,345,485
Pre-petition liabilities:
  Priority claims                                   61,186
  Secured debt                                   2,664,535
  Unsecured debt  (Note 5)                     131,840,639
Total pre-petition liabilities                                   134,566,360
TOTAL LIABILITIES                                                159,911,845

Commitments and Contingent Liabilities (Notes 3, 4 and 6)

OWNERS' EQUITY
Capital stock or owners' investment                213,752
Paid-in-capital                                 91,835,029
Treasury stock                                  -2,308,255
Retained earnings:
  Pre-petition                                 -56,551,908
  Post-petition                                -39,816,121
TOTAL OWNERS' EQUITY                                              -6,627,503
TOTAL LIABILITIES AND OWNERS' EQUITY                            $153,284,342

                                                                       Form 2-C

                  DEBTOR: BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                         Profit and Loss Statement
                   For Period August 1 - August 31, 1996



Gross operating revenue                     $  182,886
Less discount, returns and allowances                0
   Net operating revenue                                  $   182,886

 Cost of goods sold                                           -92,098-

   Gross profit                                                90,788

Operating expenses:
   Salaries and wages                           31,364
   Rent and leases                              12,363
   Payroll taxes                                 1,596
   Insurance                                     8,962
   Other                                                      64,621
   Total operating expenses                                 -118,906

   Operating income (loss)                                   -28,118

Legal and professional fees and costs
  (Note 7)                                     841,297
Depreciation, depletion and amortization         1,203
Interest expense                                27,722
   Total                                                   -870,222
   Net operating income (loss)                             -898,340

Non-operating income and (expenses):
   Interest income                             655,731
   Other income                                737,979
   Other income - settlements (Note 7)
   Equity in earnings (losses) of subsidiaries
   and partnerships (Note 2)                 1,029,801
      Net non-operating income or (expenses)              2,423,511

      Net income (loss) before income taxes               1,525,171

      Provision for income taxes (Note 8)                    30,503

      NET INCOME (LOSS)                                  $1,494,668












                                                                   Form 2-D
                                                                Page 1 of 3

              DEBTOR: BONNEVILLE PACIFIC CORPORATION
                        Case No. 91A-27701
              General Notes to Financial Statements
              For Period August 1 to August 31, 1996



1. The Balance Sheet and Income Statement of Bonneville Pacific Corporation, included in the Monthly Financial Report, are prepared on the accrual basis. As a result, revenues are generally recorded when earned rather than when received and expenses are generally recognized when the obligation is incurred rather than when the expenses are paid. During bankruptcy accrued interest payable is recorded only on post petition debt and pre-petition secured debt to the extent that the underlying collateral equals or exceeds the outstanding principal plus the accrued interest payable. These financial statements are prepared in a format required by the U.S. Bankruptcy Code. While every effort is made to comply with generally accepted accounting principles (GAAP), these financial statements may not comply with GAAP in all respects.

2. Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships. These earnings are affected by a number of factors including seasonality, operating costs and operating efficiency. The operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels Corporation, and Bonneville Nevada Corporation through its investment in the NCA #1 Partnership.

3. The balance sheet does not reflect deeply subordinated claims totalling $14,945,000 which are claims resulting from court approved settlement agreements pursuant to which a creditor has agreed to subordinate its particular claim in payment priority to all other claims of any kind whatsoever including, but not limited to late filed claims, subordinated debenture holder claims, equity claims, claims of equity holder or subordinated debenture holders who had sold their stock or bonds, and claims which have been subordinated pursuant to 11 U.S.C. Section 510 (b).

4. The balance sheet does not reflect CIGNA's settled and allowed $10,000,000 subordinated claim which is on par with any allowed equity claims.








                                                                        Form 2-D
                                                                     Page 2 of 3

              DEBTOR: BONNEVILLE PACIFIC CORPORATION
                        Case No. 91A-27701
              General Notes to Financial Statements
              For Period August 1 to August 31, 1996




5.  Included  in  recorded   liabilities   are   liabilities  of   approximately
    $31,000,000 that are being disputed by the Trustee. In addition, numerous liabilities are being investigated by the Trustee for possible objection.

6. Total liabilities as shown in the accompanying balance sheet do not reflect certain liabilities and other claims, contingent or otherwise, that are the subject matter of filed or potentially filed claims. To date, claims and potential claims have been estimated to exceed $350,000,000. This amount includes claims under investigation, potential claims of limited partners, potential claims of equity holders, disputed claims, and accrued interest on certain claims.

7. Accounts Receivable Settlements represent only court approved settlements where all conditions precedent have occurred and the settlements were fully effective as of August 31, 1996 and are reflected on the August 31, 1996 Financial Statements.

    Settlements reached between the Trustee and any person or entity where all conditions for the settlement to become fully effective has not occurred as of August 31, 1996 are not reflected on the August 31, 1996 Financial Statements. Such settlements include those with:

         Fraser Beatty/Michael Bradley                 $10,000,000
         Piper Jaffray Inc.                            $10,000,000

    Contingent professional fees of up to approximately $6,600,000 relating to the two settlements have not been reflected on the financial statements (further information concerning the settlements is contained in the narrative, which is attached).

8. As of April 30, 1995, Bonneville and Subsidiaries had approximately $124,000,000 in federal net operating loss carryforwards and approximately $114,000,000 in alternative minimum tax loss carryforwards for Federal Income Tax purposes. Pursuant to current tax law, only 90 percent of current alternative minimum taxable income can be offset by alternative minimum tax loss carryforwards. The financial statements reflect the accrual of an estimated $1,730,000 alternative minimum tax liability resulting from operations and the receipt of proceeds from settlements.






                                                                        Form 2-D
                                                                     Page 3 of 3

                                      BONNEVILLE PACIFIC CORPORATION
                                            Case No. 91A-27701
                                  Taxes Payable Schedule (Post-Petition)
                                  For Period August 1 to August 31, 1996



                          Beginning                                   Payments    Date      Check    Ending
                           Balance   Adjustments        Additions     Deposits    Paid      Numb.    Balance


Income tax withheld:
   Federal ..............  $-0-       $             $(4,637.08)       $ 2,266.16  8/13/96   1202
                                                                        2,370.92  8/28/96   1203      $-0-


   State ................   -0-                     (1,601.22)          1,601.22  8/28/96   1204       -0-

FICA tax withheld .......   -0-                     (1,595.45)            774.93  8/13/96   1202
                                                                          820.52  8/28/96   1203       -0-

Employer's FICA tax .....   -0-                     (1,595.45)            667.45  8/13/96   1202
                                                                          672.36  8/28/96   1203       -0-
Unemployment tax:
   Federal ..............   -0-                                                                        -0-
   State ................   -0-                                                                        -0-

Sales, use & excise taxes   -0-                                                                        -0-
Property taxes ..........   (    82,029.00)          (2,217.00)                                     (842469.00)

Accrued income tax:
   Federal ..............   ( 1,693,600.00)         (30,503.00)       615,000.00  8/15/96   5807 (1,109,103.00)
   State ................   (     8,557.00)                            85,300.00  8/15/96            76,743.00

Delaware franchise tax ..   -0-                                                                        -0-

   Employee withholding ....-0-                      (1,573.97)            783.30  8/13/96              -0-
                                                                           783.67  8/28/96              -0-
TOTALS ..................   $(1,784,386.00)$-0-    $(43,721.17)       $711,301.17           $(1,116,606.00)

                                  9EBTOR:  BONNEVILLE PACIFIC CORPORATION
                                            Case No. 91A-27701
                                            Insurance Schedule
                                  For Period August 1 to August 31, 1996


                                                                        Policy
                                                         Amount of      Expiration     Premium Paid
                            Carrier/Agent                Coverage       Date           Thru Date

  Worker's Compensation     Various State Funds          Statutory
                                                         $1,000,000     (A)            08/31/96


  General Liability         Travelers Insurance/
                            Sedgwick James                5,000,000     06/06/97       06/06/97

  Vehicles                  Travelers Insurance/
  [Hired/Non-owned]         Sedgwick James                5,000,000     06/06/97       06/06/97

  Property:
      Bonneville Pacific    Federal Insurance Co./
                            Sedgwick James                  735,000     08/17/96       08/17/97

     Kyocera                Federal/Hartford Steam/
                            Sedgwick James                5,352,879     08/17/96       08/17/97


(A) All workers compensation insurance policies are insured through various state insurance funds. As such, they continue in force as premiums are paid and have no policy expiration dates.

              DEBTOR: BONNEVILLE PACIFIC CORPORATION
                        Case No. 91A-27701
              Accounts Receivable and Payable Aging
              For Period August 1 to August 31, 1996




                                   Non-Affiliate
                                     Accounts        Accounts
                                    Receivable        Payable

Under 30 days                      $67,193,468      $23,490,937
30 to 60 days                                8            3,938
61 to 90 days                                9                0
Over 90 days                               579          676,771

Total post-petition                 67,194,064       24,171,646

Pre-petition amounts                         0        3,994,994

Total accounts receivable          $67,194,064

Total accounts payable                              $28,166,640



                                    Affiliate
                                     Accounts
                                    Receivable

Under 30 days                      $     8,042
30 to 60 days                           10,454
61 to 90 days                           48,364
Over 90 days                           231,078

Total post-petition affiliate
 accounts receivable               $   297,938


(*) Accounts payable over 90 days past due primarily represents professional fees incurred prior to the Trustee's appointment currently being considered by the court for payment.









                                                                        Form 2-E
                                                                     Page 3 of 5

                      DEBTOR: BONNEVILLE PACIFIC CORPORATION
                                Case No. 91A-27701
   Schedule of Payments of Fees and Costs to Attorneys and Other Professionals
                      For Period August 1 to August 31, 1996



                                                 Date of
                                                  Court         Estimated
                                  Amount Paid    Approval       Balance Due

Debtor's Counsel                           $0                    $100,000
Counsel for Unsecured
   Creditors' Committee                     0                     139,487
Court Appointed Trustee                     0                     121,974 **
Trustee's Counsel                           0                     431,750 **
Trustee's Accountants                       0                     152,617
Special Litigation Counsel for
   Trustee - Costs                          0                     511,734
   Trustee - Fees                           0                  22,456,179***
Buccino and Associates                      0                     132,853
Financial Advisors for
   Unsecured Creditors
   Committee                                0                     290,223
Creditor's Committee                        0                       9,634

   Total                                   $0                 $24,093,973



*    Settlement amounts under advisement by the Court.

** Includes only hourly rate and miscellaneous Trustee costs. Does not include any additional amounts that may be awarded by the court relating to 11 USC
     Section 326 or as an enhanced fee to either the Trustee or the Trustee's general counsel.

*** Includes an accrual for any contingent fees due as a result of court approved settlements or recoveries. Estimated contingent fees will be accrued when settlements are approved by the court and the accrual will be revised when fee applications are filed with the Bankruptcy Court.

Further information concerning settlements is contained in the narrative which is attached.







                                                                        Form 2-E
                                                                    Page 4 of 5

                  DEBTOR: BONNEVIllE PACIFIC CORPORATION
                            Case No. 91A-27701
               Schedule of Payments to Principal/Executives
                  For Period August 1 to August 31, 1996




Payee Name       Position        Nature of Payment             Amount

Ralph F Cox      Director        Director fees                   -0-

Calvin L Rampton Director        Director fees                   -0-

Clark M Mower    President       Salary                   12,014.60
                                 Expense Reimbursement       430.78



































                                                                   Form 2-E
                                                                Page 5 of 5

                 DEBTOR: BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                        Quarterly Fee Summary (1)
                       Month Ended August 31, 1996




                          Cash             Quarterly                   Payment
                      Disbursement          Fee Due       Check No.    Date

January               $1,328,436.60
February                 250,804.29
March                  2,301,171.04
Total 1st Quarter      3,880,411.93        $5,000.00      1005634     4/23/96

April                    262,428.76
May                      113,914.30
June                                      793,980.15
  Total 2nd Quarter    1,170,323.21         3,750.00      1005783     7/25/96

July                                   14,435,215.07
August                 1,092,955.09
September
  Total 3rd Quarter   15,528,170.16

October
November
December
  Total 4th Quarter



(1) This  summary  is  to  reflect  the  current  calendar  year's   information
    cumulative to the end of the current reporting period.


                                                                 Form 2-F